UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 8, 2009
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC	28277

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On September 8, 2009, Lance, Inc. (the “Company”) issued a press release announcing it had entered into an agreement with Stella D’oro Biscuit Co., Inc. to acquire the Stella D’oro brand and certain manufacturing equipment and inventory. This transaction is expected to close during the fourth quarter of 2009.
A copy of the press release is being furnished as Exhibit 99.1 hereto. The press release may contain forward looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated September 8, 2009, announcing the agreement to acquire certain assets of Stella D’oro Biscuit Co., Inc.
The information furnished as exhibits hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)
Date: September 8, 2009	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
September 8, 2009	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated September 8, 2009, announcing the agreement to acquire certain assets of Stella D’oro Biscuit Co., Inc.